Barclays Capital CEO Energy-Power Conference September 15, 2010 William A. Von Hoene, Jr., EVP Finance and Legal EXHIBIT 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s
2009 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7.
Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2)
Exelon’s Second Quarter 2010 Quarterly Report on Form 10-Q in (a) Part II, Other
Information, ITEM 1A.  Risk Factors, (b) Part 1, Financial Information, ITEM 2.
Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) Part I , Financial Information, ITEM 1. Financial Statements: Note 12
and (3) other factors discussed in filings with the Securities and Exchange Commission
(SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy
Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Exelon

2010
2011
2012
2013
2014
2015
2016
2017
2018
PJM RPM Auctions
Delivery Year
2014/ 2015
2015/ 2016
2016/ 2017
2017/ 2018
Hazardous Air Pollutants
Develop Coal and Oil MACT
Pre-Compliance Period
Compliance with MACT
HAP ICR
Criteria Pollutants
Develop Clean Air Transport Rule (CATR)
Compliance with Transport Rule I
Develop Revised NAAQS (Ozone, PM2.5, SO2, NO2) and finalize Transport Rule II
Compliance with Transport Rule II
Greenhouse Gases
Compliance with Federal GHG Reporting Rule
PSD/BACT and Title V Applies to GHG Emissions from New and Modified Sources
Develop GHG Cap and Trade Legislation or EPA GHG Regulations Under CAA
Pre-Compliance Period
Compliance with GHG Cap and Trade Legislation or EPA GHG Regs Under CAA
Coal Combustion Waste
Develop Coal Combustion Waste Rule
Pre-Compliance Period
Compliance with Federal CCB Regulations
Develop and Implement New Stream Effluent Guidelines for Wastewater
Compliance with Federal Stream Effluent Guidelines
Cooling Water
Develop 316(b) Regulations
Compliance with 316(b) regulations

EPA Regulations – Market Implications
Leading up to 2012 Compliance
Notes: Reliability Pricing Model (RPM) auctions take place annually in May.
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).

EPA Clean Air Standards Will Not Threaten
Electric System Reliability
(1) M.J. Bradley & Associates, LLC and Analysis Group. 2010.  Ensuring a Clean, Modern Electric Generating Fleet while Maintaining Electric System Reliability.
Proactive steps by EPA, the industry and other agencies will allow orderly plant retirements without impacting system reliability
M.J. Bradley and Analysis Group report
(1)
in August 2010 concluded industry is
well-positioned to respond to proposed standards
• System has >100 GWs of excess capacity
• Regulators have tools to address localized reliability concerns, including appropriate price signals from capacity markets
• Industry has proven track record of adding generation capacity and transmission solutions
New clean air standards will help modernize US power generation infrastructure
• Proven technologies for controls are commercially available: >50% of coal units have installed controls demonstrating that compliance costs can be managed
• Pollution-intensive plant retirements will create room for cleaner, more efficient generation

PJM RPM Capacity Prices and Auction ($MW-day)
74.75
134.46
174.29
110.00
143.90
0
500
1,000
1,500
2009/2010 2010/2011 2011/2012 2012/2013 2013/2014
0
100
200
300
PJM RPM Capacity Auction
Note: Data contained on this slide is rounded.
(1) Weighted average $/MW-Day would apply if all generation cleared in the highlighted zone.
(2) All generation values are approximate and not inclusive of wholesale transactions; All capacity values are in installed capacity terms (summer ratings) located in the areas.
(3) Elwood contract expires on 12/31/12 and Kincaid contract expires on 2/28/13.
(4) Reflects decision in December 2010 to permanently retire Cromby Station and Eddystone Units 1&2 as of 5/31/11. None of these 933 MW cleared in the 2011/2012 or 2012/2013 auctions.
RTO = Regional Transmission Organization; EMAAC =Eastern Mid-Atlantic Area Council; MAAC = Mid-Atlantic Area Council
Capacity by Region Eligible for 2014/15
RPM Base Residual Auction
(2)
7%
42%
51%
RTO EMACC MACC
8,700 MW
1,500 MW
10,300 MW
(4)
2013/14 RPM capacity prices result in a $400 million revenue increase to Exelon over the prior auction; expect 2014/15 auction to result in blended prices at least as high
(3)
Left axis
~$400M
Increase

John Deere Renewable Wind Acquisition
735 operating MW of clean, renewable
energy, along with 230 MW in advanced
stages of development in Michigan
75% of the operating portfolio is contracted
Purchase price of $860 million plus an
option for $40 million upon commencement
of construction of the development projects
Attractive economics - EPS and cash flow
accretive
Acquisition positions Exelon as a large wind operator,
complementing its world-class nuclear fleet
TX, 26%
MO,
22%
MI, 17%
ID, 12%
MN,
11%
OR,
10%
KS, 2%
IL, 1%
Operating Assets – Geographical
Distribution
Transaction Summary

PECO – Electric & Gas Distribution
Rate Case Settlements
Joint settlement filed with the PAPUC on August 31, 2010 for both electric and gas rate cases
Settlements are subject to administrative law judges review and PAPUC approval by mid-December 2010
$20 million
(46% of ask)
$225 million
(71% of ask)
Revenue Requirement Increase in
settlement
(1)
R-2010-2161592 R-2010-2161575 Docket #
<10%
(2)
Electric
~8%
2011 Distribution Price Increase as %
of Overall Customer Bill for Residential
customers
Gas Rate Case Details
(1) Settlements are “Black box”, meaning no details are provided for allowed ROE, rate base or capital structure.
(2) Excluding Alternative Energy Portfolio Standards and default service surcharge. Assumes results from final procurement in September 2010 are the same as
May 2010 procurement.
Note: Electric and gas rate case filings available on Pennsylvania Public Utility Commission (PAPUC) website (www.puc.state.pa.us) or www.peco.com/know.
New rates scheduled to go into effect on January 1, 2011

ComEd Delivery Rate Case
Alternative Regulation (Alt Reg) Proposal
ComEd submitted an Alt Reg filing on August 31, 2010 proposing to recover the costs of pre-
approved projects outside of the traditional rate case process
• 9-month statutory process
$60 million proposal would create a collaborative framework for increased investments in the future implementation of ICC-approved Smart Grid investments
Customer benefits include:
• Assured savings to customers – $2 million on capped O&M costs for program costs (excluding CARE)
• An incentive/penalty mechanism for performance above or under budget
Proposal would allow for accelerated modernization of the distribution system, increased assistance to low-income households and the purchase of electric vehicles
$30 $15 Man-hole refurbishment and cable replacement
- $10 Expanded funding for low income CARE programs
(1)
$5 - Electric Vehicle Fleet Purchase
Capital O&M
$ millions
(1) CARE = Customers’ Affordable Reliable Energy. Total CARE amount for two-year proposal is $20 million.

$2.03
$0.88
$0.96
$1.26
$1.60 $1.60
$1.76
$2.10
$2.10
2002 2003 2004 2005 2006 2007 2008 2009 2010E
Exelon’s Dividend Track Record
Note: Chart represents dividends per share paid by Exelon for 2002-2009 and expected dividend for 2010, which is subject to Board approval.
(1) Dividend yield as of August 31, 2010.  Competitive Integrated Yield average includes AYE, CEG, EIX, ETR, FE, NEE, PPL, and PEG.
Regulated Integrated Yield average includes AEP, AEE, D, DTE, DUK, PCG, PGN, SO, WEC, and XEL.
Exelon has a proven track record of maintaining its dividend and currently offers one of the highest yields among its peers
Dividend Yield
(1)
Exelon: 5.2%
Competitive Integrateds: 4.5%
Regulated Integrateds: 4.8%

10 Exelon Generation Hedging Disclosures (As disclosed on July 22, 2010)

Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of June 30, 2010.  We update this information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides.  In addition, the forward-
looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

Portfolio Management Objective
Align Hedging Activities with Financial Commitments
Power Team utilizes several product types
and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
Consider market, credit, operational risk
Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

2010 2011 2012
Estimated Open Gross Margin ($ millions)
(1)(2)
$5,700 $5,300 $5,100
Open gross margin assumes all expected generation is
sold at the Reference Prices listed below
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$4.77
$33.17
$44.76
$1.28
$5.34
$32.63
$45.54
$(0.02)
$5.68
$34.22
$46.86
$0.53
Exelon Generation Open Gross Margin and
Reference Prices
(1) Based on June 30, 2010 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants. Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity revenues and payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.

2010 2011 2012
Expected Generation (GWh)
(1)
167,500 163,000 162,600
Midwest 100,000 98,700 97,500
Mid-Atlantic 58,900 57,000 57,000
South 8,600 7,300 8,100
Percentage of Expected Generation Hedged
(2)
96-99% 86-89% 57-60%
Midwest 96-99 86-89 54-57
Mid-Atlantic 96-99 90-93 59-62
South 97-100 66-69 51-54
Effective Realized Energy Price ($/MWh)
(3)
Midwest $46.00 $43.50 $44.50
Mid-Atlantic $36.50 $57.50 $51.00
ERCOT North ATC Spark Spread $0.00 $(2.00) $(5.50)
Generation Profile
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.  Expected generation assumes 10 refueling outages in 2010 and 11 refueling outages in 2011 and 2012 at Exelon-operated nuclear plants and Salem.
Expected generation assumes capacity factors of 94.1%, 93.2% and 92.9% in 2010, 2011 and 2012 at Exelon-operated nuclear plants. These estimates of expected generation in 2011 and 2012 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options. Reflects decision to permanently retire Cromby Station and Eddystone Units 1&2 as of May 31, 2011.
Current  RMR discussions do not impact metrics presented in the hedging disclosure.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

Gross Margin Sensitivities with Existing Hedges ($ millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2010
$20
$(15)
$10
$(5)
$5
$ -
+/- $25
2011
$100
$(90)
$75
$(65)
$30
$(25)
+/- $45
2012
$260
$(245)
$220
$(210)
$130
$(125)
+/- $45
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)
(1) Based on June 30, 2010 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.

95% case
5% case
$6,600
$6,400
$5,100
$7,100
$6,500
$6,600
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2010
2011
2012
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2011 and 2012 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of June 30, 2010.

Midwest Mid-Atlantic ERCOT
Step 1 Start with fleetwide open gross margin
$5.70 billion
Step 2 Determine the mark-to-market value
of energy hedges
100,000GWh * 97% *
($46.00/MWh-$33.17/MWh)
= $1.24 billion
58,900GWh * 97% *
($36.50/MWh-$44.76/MWh)
= $(0.47 billion)
8,600GWh * 98% *
($0.00/MWh-$1.28/MWh)
= $(0.01) billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:                              $5.70 billion
MTM value of energy hedges:              $1.24 billion + $(0.47 billion) + $(0.01) billion
Estimated hedged gross margin:          $6.46 billion
Illustrative Example
of Modeling Exelon Generation 2010 Gross Margin
(with Existing Hedges)

19 19
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2011 $4.64
2012  $5.26
Forward NYMEX Coal
2011 $66.50
2012 $74.59
2011 Ni-Hub  $37.43
2012 Ni-Hub $39.48
2012 PJM-West  $49.82
2011 PJM-West $47.47
2011 Ni-Hub $24.48
2012 Ni-Hub $25.97
2012 PJM-West $36.76
2011 PJM-West $35.09
35
40
45
50
55
60
65
70
75
9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10
20
25
30
35
40
45
50
9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10
50
55
60
65
70
75
80
85
90
9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10
Rolling 12 months, as of September 8
th
, 2010. Source: OTC quotes and electronic trading system. Quotes are daily.

20 20
Market Price Snapshot
2012 $9.14
2011 $9.04
2011 $40.93
2012 $46.82
2011 $4.53
2012 $5.13
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2011 $5.76
2012 $7.34
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10
8.0
8.2
8.4
8.6
8.8
9.0
9.2
9.4
9.6
9.8
10.0
9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10
5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10
40
45
50
55
60
65
70
9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10
Rolling 12 months, as of September 8
th
, 2010. Source: OTC quotes and electronic trading system. Quotes are daily.

21 Appendix

John Deere Renewable Acquisition –
Transaction Summary
Components of purchase price
• $860M for operating assets and advanced-stage Michigan development projects
• Up to $40M in additional payments contingent on commencement of construction on Michigan development projects
• Equivalent to ~$1,000/KW
Financing
• Exelon will fund transaction with Exelon Generation debt (no equity issuance)
• Clean capital structure with no tax equity and project debt
(1)
• Ability to utilize production tax credits
735 MW operating portfolio spread across 36 projects located in eight states
• 75% of the operating portfolio is sold under long-term power purchase arrangements
• 86% of contracted portfolio has PPAs through 2026 or beyond
1,468 MW in development pipeline
• PPAs have already been executed for 230 MW in Michigan – projects expected to be operational in 2012-2013
Acquisition positions Exelon as a large wind operator, complementing its world-class nuclear fleet
(1) Except for $1.8M loan from Illinois Finance Authority for AgriWind project in IL

John Deere Renewable Acquisition -
Strategic Rationale
Diversify with additional clean generation
• JDR’s proven wind platform provides unique opportunity and entry point into U.S.
wind business
• Provides diversity in geographic presence and generation type
• Supports Exelon 2020 by adding more “clean” generation to our portfolio and positions us for potential federal renewable portfolio standard (RPS)
Contracted portfolio with option for future growth
• 75% of operating portfolio sold under long-term PPAs
• 1,468 additional MW in pipeline, of which 230 MW have executed PPAs
• Only plan further development of contracted assets
Attractive economics and good fit
• Purchase price compares favorably with other wind transactions
• Disciplined investment approach aligned with Exelon’s approach
• Addition of strong renewable energy development team
Acquisition further enhances Exelon’s strong environmental leadership and provides future opportunities for incremental development

John Deere Renewable Acquisition -
Financials Are Attractive
EPS breakeven in 2011, accretive beginning in 2012
• Assumes transaction is funded with 100% debt
EBITDA run-rate of ~$150M/year including PTCs
(1)
(including Michigan development
projects)
Free cash flow accretive by 2013
• Includes estimated capex (before tax incentives) of $450-$500M in 2011-2012 for Michigan development projects
Expect transaction to have minimal impact on credit metrics
EPS Accretion / Dilution
0.0%
0.6%
1.5%
2011E 2012E 2013E
(1) Production Tax Credits

25

John Deere Renewable Acquisition
Asset Profile – Operating
The portfolio is largely made up of contracted operating assets
Geographic Distribution
TX, 26%
MO,
22%
MI, 17%
ID, 12%
MN,
11%
OR,
10%
KS, 2%
IL, 1%
Note: There is ongoing litigation with Southwest Public Service related to PURPA contracts which could impact the price at which the generation from these units is sold. Cracking issues experienced by Deere on certain Suzlon turbine blades have been addressed to our satisfaction. We have factored both items into our valuation.
Project State MW
# of Wind
Projects Ownership
Placed in
Service
Date
PPA End
Date
Federal
Incentive Off-Taker
Idaho 88.2
3 100% 2009/2010 2028/2030 ITC Grant
Idaho Power
Illinois 8.4 1 99% 2008 2018 PTC Wabash Valley Power
Kansas 12.5
1 100% 2010 2030 PTC
Kansas Power Pool
Michigan 121.8 2 100% 2008 2018/2028 PTC
Wolverine Power Supply
/ Consumers Energy
Minnesota 77.7
9 94%-100% 2003/2008 2018/2028 PTC
Various
Missouri 162.5 4 99%-100% 2008 2027 PTC
Associated Electric /
MO Joint Municipal
Oregon 74.5
4 99%-100% 2009 2029 ITC Grant
PacifiCorp
Texas 189.8
12 100% 2006/2009 N/A PTC Southwest Public Service
Total 735.4 36

26 John Deere Renewable Acquisition
Asset Profile – Development Pipeline
PPAs already executed for these
projects
Development pipeline includes
wind projects ranging from 20 MW
to 300 MW
Development of projects to be
considered on a case-by-case
basis
State Project Name MW
MI Michigan Wind II 90
MI Harvest II 59
MI Blissfield (MW IV) 81
Total 230
Projects to be developed by Exelon
Optional projects for development
Ohio 198
Michigan 40
Idaho 20
Texas 760
Maine 50
Colorado 40
Oregon 30
California 100
Total 1,238
Total 1,468

John Deere Renewable Acquisition
Regulatory Approval Process
FERC approval required
DOJ antitrust approval required under the Hart-Scott-Rodino Antitrust
Improvements Act
Other than Texas, no state approval is necessary
Expect to close transaction in fourth quarter of 2010; no material issues expected

111.91
148.80
102.04
191.32
174.29
110.00
16.46
133.37
139.73
27.73
226.15
245.00
2008/2009 2009/2010 2010/2011 2011/2012 2012/2013 2013/2014
RTO
MAAC + APS
MAAC
Eastern MAAC
Only shown
if cleared
at separate
price and
generation
is located
in that zone
(1)
PJM RPM Auction Results
Note: Data contained on this slide is rounded.
(1) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System.
(2) All generation values are approximate and not inclusive of wholesale transactions.
(3) All capacity values are in installed capacity terms (summer ratings) located in the areas.
(4) Obligation represents the remainder of the ComEd auction load that ends in May 2010.
$134.46
1,500
8,700 (7)
10,300 (6)
Capacity (3)
2013/2014 2009/2010 2010/2011 2011/2012 2012/2013
in MW Capacity (3) Obligation Capacity (3) Obligation Capacity (3) Capacity (3)
RTO 12,800 3,800 - 4,100 (5) 23,900 9,300 - 9,400 (4) 23,200 12,100 (6)
EMAAC 9,500
MAAC + APS 11,100  9,300 – 9,400 (5)
MAAC 1,500
Avg ($/MW-Day) (8) $143.90 $174.29 $110.00 $74.75
PJM RPM Auction ($MW-day)
(5) Obligation consists of load obligations from PECO. PECO PPA expires December 2010.
(6) Elwood contract expires on 12/31/12 and Kincaid contract expires on 2/28/13.
(7) Reflects decision in December 2010 to permanently retire Cromby Station and Eddystone Units
1&2 as of 5/31/11. None of these 933 MW cleared in the 2011/2012 or 2012/2013 auctions.
(8) Weighted average $/MW-Day would apply if all generation cleared in the highlighted zones.
Exelon Generation Eligible Capacity within PJM Reliability Pricing Model

ComEd Delivery Service
Rate Case Filing Summary
$396 Total ($2,337 million revenue requirement)
(6)
$45 Other adjustments
(5)
$22 Bad debt costs (resets base level of bad debt to 2009 test year)
$55 Pension and Post-retirement health care expenses
(4)
$95
Capital Structure
(3)
: ROE – 11.50% /
Common Equity – 47.33% / ROR – 8.99%
$179
(2)
Rate Base: $7,717 million
(1)
Requested Revenue
Increase
($ in millions)
Primary drivers of rate request are new plant investment, pension/retiree health care and cost of capital
(1) Filed June 30, 2010 based on 2009 test year, including pro forma capital additions through June 2011, and certain other 2010 pro forma adjustments. ICC Docket #: 10-0467, http://www.icc.illinois.gov/docket/casedetails.aspx?no=10-0467.
(2) Includes increased depreciation expense.
(3) Requested capital structure does not include goodwill; ICC docket 07-0566 allowed 10.3% ROE, 45.04% equity ratio and 8.36%
ROR. ROE includes 0.40% adder for energy efficiency incentive.
(4) Reflects 2010 expense levels, compared to 2007 expense levels allowed in last rate case.
(5) Includes reductions to O&M and taxes other than income, offset by wage increases, normalization of storm costs and the Illinois
Electric Distribution Tax, other O&M increases, and decreases in load.
(6) Net of Other Revenues.
Note:  ROE = Return on Equity, ROR = Return on Rate Base, ICC = Illinois Commerce Commission.

3.82
4.73
7.44
7.03
0.73
0.73
0.65
0.60
ComEd Delivery Rate Case
Residential Rate Impacts 2010 to 2011
(1)
(1) Reflects change in distribution rates only.  Assumes Energy, Transmission and all other components remain constant as of June 2010, except as noted above.
(2) "All Other" includes impact of riders that are applicable to residential bills.
Unit rates: cents / kWh
All Other
(2)
Transmission
Energy
Distribution
Approximately
4% increase
July 1, 2010
July 1, 2011
Transmission: Subject to FERC
formula rate annual update
Comments
Energy: Reflects reduced PJM capacity
price that PJM has published for the
June 2011 – May 2012 planning
period.  Energy component may vary
Distribution: As proposed
12.63
13.09
Note:  Amounts may not add due to rounding.
Proposed residential rate impact of 7% will be mitigated by impact of lower capacity prices resulting in a net increase of 4%

ComEd Delivery Service Rate Case
Schedule
Delivery Service Rate Case Filed – June 30, 2010
Alt Reg Proposal Filed – August 31, 2010
Intervenor and Rebuttal Testimony – 4Q 2010
Hearings – January 2011
Administrative Law Judge Order – March 31, 2011
Final Order Expected – May 2011
New Rates Effective – June 2011

PECO Procurement
(1) See PECO Procurement website (http://www.pecoprocurement.com) for additional details regarding PECO’s procurement plan and RFP results.
(2) Wholesale prices.  No Small/Medium Commercial products were procured in the June 2009 RFP.
(3) For Large C&I customers who have opted to participate in the 2011 fixed-priced full requirements product.
Large Commercial and Industrial
Average price of $77.55/MWh
(2)
100% of fixed-price full requirements procured in May ’10
(3)
Medium Commercial
Sept ’09 / May ’10 RFP aggregate result $77.89/MWh
(2)
Remaining 42% of full requirements to be procured in Sep ‘10
Residential
June ’09 RFP average price of $88.61/MWh
(2)
Sept ’09 RFP average price of $79.96/MWh
(2)
May ‘10 RFP average price of $69.38/MWh
(2)
Remaining 28% of full requirements to be procured in Sep ‘10
Small Commercial
Sept ’09 / May ’10 RFP aggregate result $77.65/MWh
(2)
Remaining 40% of full requirements to be procured in Sep ‘10
85% full requirements
15% full requirements
spot
Medium Commercial
(peak demand >100
kW but <= 500 kW)
Fixed-priced full
requirements
(3)
Hourly full requirements
Large Commercial &
Industrial (peak
demand >500 kW)
90% full requirements
10% full requirements
spot
75% full requirements
20% block energy
5% energy only spot
Products
Small Commercial
(peak demand <100
kW)
Residential
Customer Class
PECO Procurement Plan
(1)
2011 Supply Procured
Final RFP for 2011 supply to be held on September 20, 2010;
results will be public 30 days thereafter

Exelon Investor Relations Contacts
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
312-394-4082 (Fax)
For copies of other presentations,
annual/quarterly reports, or to be added
to our email distribution list please
contact:
Martha Chavez, Executive Admin
Coordinator
312-394-4069
Martha.Chavez@ExelonCorp.com
Investor Relations Contacts:
Stacie Frank, Vice President
312-394-3094
Stacie.Frank@ExelonCorp.com
Melissa Sherrod, Director
312-394-8351
Melissa.Sherrod@ExelonCorp.com
Paul Mountain, Manager
312-394-2407
Paul.Mountain@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com
Sandeep Menon, Principal Analyst
312-394-7279
Sandeep.Menon@ExelonCorp.com